                               TABLE OF CONTENTS

Letter to Shareholders...........................  1
Economic Snapshot................................  2
Performance Results..............................  3
Portfolio Management Review......................  4
Glossary of Terms................................  7
Portfolio Highlights.............................  8
Portfolio of Investments......................... 10
Statement of Assets and Liabilities.............. 19
Statement of Operations.......................... 20
Statement of Changes in Net Assets............... 21
Financial Highlights............................. 22
Notes to Financial Statements.................... 24
Report of Independent Accountants................ 28
Dividend Reinvestment Plan....................... 29

NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.

                             LETTER TO SHAREHOLDERS

November 19, 1999

Dear Shareholder:
    As we approach the end of the century--and the millennium--it seems appropriate to take a look back at the progress we've made over the last 100 years and how the world of investing has changed over the generations. Although rapid advances in technology and science have dramatically altered the world that we live in today, one of the greatest shifts we've seen this century is the increasing importance of investing for many Americans.
    Once considered primarily for the wealthy, investing in the stock market is now available to most people. In fact, almost 79 million individuals--who represent almost half of all U.S. households--own stocks either directly or through mutual funds. This is even more impressive when considering that just 16 years earlier, only 19 percent of households owned stocks. Another important shift has been the need for retirement planning beyond a pension plan or Social Security. The Investment Company Institute, the leading mutual fund industry association, reports that 77 percent of all mutual fund shareholders earmarked retirement as their primary financial goal in 1998.
    Through all the changes in the investment environment over the past century, the general principles that have made generations of investors successful remain the same. Those that have stood the test of time include:

    - Investing for the long-term

    - Basing investment decisions on sound research

    - Building a diversified portfolio

    - Believing in the value of professional investment advice

    While no one can predict the future, at Van Kampen, we believe that these ideas will remain important tenets for investors well into the next century. As we continue to focus on these principles, we hope that our decades of investment experience can help bring you closer to your financial goals as we enter the new millennium.

Sincerely,

[SIG.]
Richard F. Powers, III

Chairman
Van Kampen Investment Advisory Corp.

[SIG.]
Dennis J. McDonnell

President
Van Kampen Investment Advisory Corp.

Source: Investment Company Institute

                               ECONOMIC SNAPSHOT

ECONOMIC GROWTH

    Americans continued their spending spree over the past year, keeping the economy growing at a healthy pace. High levels of consumer confidence fueled this heavy retail activity, which pushed the personal savings rate to a record low as spending rates outpaced income growth. Although the U.S. economy experienced a slowdown during the second quarter of 1999, growth rebounded toward the end of the reporting period.

EMPLOYMENT SITUATION

    The strong job market helped support the strength of the economy. During the reporting period, the unemployment rate reached its lowest level in almost 30 years, and wages continued to climb. The wage pressures were balanced somewhat by productivity gains. However, these pressures ultimately pushed the cost of labor higher in the second quarter, as the employment cost index recorded its biggest gain in eight years before returning to a more moderate level in the third quarter.

INFLATION AND INTEREST RATES

    Inflation remained tame throughout most of the reporting period, although a sharp increase in oil prices contributed to a spike in April's consumer price index report. The Federal Reserve Board remained active in guarding against inflation and tempering the economy during this environment. The Fed reversed its three interest rate cuts from the fall of 1998, raising rates in June, August, and November 1999 to keep the economy from overheating.

                          U.S. GROSS DOMESTIC PRODUCT
                      Seasonally Adjusted Annualized Rates
                 Third Quarter 1997 through Third Quarter 1999
                                  [BAR GRAPH]

97Q3                                                                   4
97Q4                                                                 3.1
98Q1                                                                 6.7
98Q2                                                                 2.1
98Q3                                                                 3.8
98Q4                                                                 5.9
99Q1                                                                 3.7
99Q2                                                                 1.9
99Q3                                                                 5.5

Source: Bureau of Economic Analysis

           PERFORMANCE RESULTS FOR THE PERIOD ENDED OCTOBER 31, 1999

                    VAN KAMPEN TRUST FOR INSURED MUNICIPALS
                           (NYSE TICKER SYMBOL--VIM)

 COMMON SHARE TOTAL RETURNS

One-year total return based on market price(1)............  (12.42%)
One-year total return based on NAV(2).....................   (5.64%)

 DISTRIBUTION RATES

Distribution rate as a % of closing stock price(3)........     6.83%
Taxable-equivalent distribution rate as a % of closing
stock price(4)............................................    10.67%

 SHARE VALUATIONS

Net asset value...........................................    $15.35
Closing stock price.......................................   $14.500
One-year high common stock price (12/10/98)...............  $17.8125
One-year low common stock price (10/22/99)................   $14.000
Preferred share (Series A) rate(5)........................    3.375%
Preferred share (Series B) rate(5)........................    4.000%

(1)Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2)Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3)Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4)The taxable-equivalent distribution rate is calculated assuming a 36% federal tax bracket.

(5)See "Notes to Financial Statements" footnote #5, for more information concerning Preferred Share reset periods.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

                          PORTFOLIO MANAGEMENT REVIEW

                    VAN KAMPEN TRUST FOR INSURED MUNICIPALS

We recently spoke with representatives of the adviser of the Van Kampen Trust for Insured Municipals about the key events and economic forces that shaped the markets during the past year. Joseph A. Piraro, portfolio manager, has managed the Trust since March 1992 and worked in the investment industry since 1971. He is joined by Peter W. Hegel, chief investment officer for fixed-income investments. The following discussion reflects their views on the Trust's performance during the 12 months ended October 31, 1999.

   Q  WHAT HAPPENED IN THE MUNICIPAL MARKET DURING THE REPORTING PERIOD?

   A Bonds of all types experienced price declines during the past 12 months as interest rates rose, especially toward the end of the reporting period. In addition to the negative effects of the Federal Reserve Board's two interest-rate increases during the summer, the bond market declined as the nation's strong economic growth continued to spark inflation fears, leading to concern about future rate hikes. Because of low institutional demand for municipal bonds during the period, these conditions affected municipals more than their taxable counterparts--corporate and Treasury bonds. The yields of newly issued 30-year AAA municipal bonds rose more than a full percentage point during the 12-month period, so the prices of existing bonds dropped concurrently. The bonds in the Trust's portfolio were not spared by this market movement and suffered price declines along with the rest of the municipal market.

    The interest-rate increases also suppressed municipal bond supply, bringing overall nationwide issuance down more than 20 percent in the first ten months of the year compared with 1998. Supply was down in almost every sector, with electric-utility and health-care bonds experiencing the most significant drops. Although new issuance kept pace with last year's active market, the amount of bonds issued through refinancing was down more than 50 percent for the year through October. Many municipalities simply chose not to refinance outstanding bonds because of the higher interest rates they would have to pay in the current marketplace.

   Q  DID MUNICIPAL BONDS BENEFIT FROM THE STRONG ECONOMY?

   A Yes. The effects of the healthy economy were reflected in the good credit conditions in the municipal market, even though prices suffered. With the exception of the health-care sector, overall credit quality remained high, and we witnessed a number of credit upgrades as tax revenues kept municipal finances strong.

   Q  WHAT TECHNIQUES DID YOU USE TO MANAGE THE TRUST IN THESE CONDITIONS?

   A We took advantage of the general market price declines to enhance the Trust's current income potential and tax management. We sold some of our holdings at a capital loss to offset some of the gains we had earned early in 1999. This allowed us to avoid the need to distribute taxable capital gains to shareholders this year. We replaced these bonds with longer-maturity, higher-yielding issues, increasing the Trust's income stream. The new bonds also had better protection against bond calls.

    In addition, we purchased a number of forward-dated issues, which are bonds that we agreed to purchase several months before their actual issuance in exchange for higher yields. Because interest rates were low at the time, we felt that this strategy would help support the Trust's income stream. However, as interest rates increased, these forward-dated bonds declined in value along with the market and had a negative effect on total return.

   Q  WHAT AREAS OF THE MUNICIPAL MARKET WERE MOST ATTRACTIVE TO YOU?

   A One of the most attractive sectors during the past year was airport bonds, which we believed were quality issues with favorable yields. A number of airport renovations and expansions boosted the supply of these bonds in the marketplace, which allowed us more issues from which to choose in a sector where issuance has historically been infrequent. At the end of October, airport represented the Trust's largest sector at 20.3 percent of long-term investments.

    To focus more on sectors such as airport, we reduced our position in health care. Although many health-care bonds remain attractive, the challenges imposed by managed care and changing Medicare reimbursement policies have led us to focus on other areas of the market in recent months. Reducing health care benefited the Trust's total return because this sector underperformed the rest of the market during the year. For additional portfolio highlights, please refer to page 8.

   Q  HOW DID THE TRUST PERFORM DURING THE PERIOD?

   A Total return performance was disappointing because of the general downturn in bond prices. In addition, the Trust's leverage component hurt performance during the period. Although leverage helps the Trust provide higher income levels to common shareholders, it made the portfolio more sensitive to the interest-rate increases during the reporting period. For the one-year period ended October 31, 1999, the Trust returned -12.42 percent(1) based on market price. This reflects a decrease in market price from $17.750 per share on October 31, 1998, to $14.500 per share on October 31, 1999.

    In addition, the dividend remained unchanged during the past 12 months. The monthly federally tax-exempt dividend of $0.0825 per share translates to a distribution rate of 6.83 percent(3) based on the Trust's closing market price on October 31, 1999. Because the Trust is exempt from federal income taxes, this distribution rate is equivalent to a taxable yield of 10.67 percent(4) for an investor in the 36 percent federal income tax bracket. Please refer to the chart and footnotes on page 3 for additional performance results. Past performance does not guarantee future performance.

   Q  WHAT DO YOU SEE AHEAD FOR THE ECONOMY AND THE MUNICIPAL MARKET?

   A In the coming months, we will probably see a slowing economy, which may be partly the result of year 2000 concerns. Wage increases will likely keep inflation fears at the forefront, although increasing productivity should be able to offset higher wage costs for employers.

    Preparations for the turn of the millennium may also limit new issuance and general market activity at the end of the year. Many municipal issuers are planning to postpone issuing bonds until they feel certain that any potential computer problems have been avoided, but we believe that market activity should pick up early in 2000. In the meantime, we will continue to focus on finding attractive-yielding bonds and protecting the Trust from bond calls as much as possible. We will also use our extensive research capabilities to look for attractive opportunities throughout the coming months.

[SIG.]
Joseph A. Piraro

Portfolio Manager

[SIG.]
Peter W. Hegel

Chief Investment Officer
Fixed Income Investments

                               GLOSSARY OF TERMS

CALL FEATURE: Allows the issuer to buy back a bond on specific dates at set prices before maturity. These dates and prices are set when the bond is issued. To compensate the bondholder for the potential loss of income and ownership, a bond's call price is usually higher than the face value of the bond. Bonds are usually called when interest rates drop so significantly that the issuer can save money by issuing new bonds at lower rates.

CREDIT RATING: An evaluation of an issuer's credit history and capability of repaying obligations. Standard & Poor's and Moody's Investors Service are two companies that assign bond ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

CREDIT SPREAD: Also called quality spread, the difference in yield between higher-quality issues and lower-quality issues. Normally, lower-quality issues provide higher yields to compensate investors for the additional credit risk.

DISCOUNT BOND: A bond whose market price is lower than its face value (or "par value"). Because bonds usually mature at face value, a discount bond has more potential to appreciate in price than a par bond does.

DURATION: A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates (i.e. a 5-year duration means the bond will fall about 5 percent in value if interest rates rise by 1 percent). The longer a bond's duration, the greater the effect of interest rate movements on its price. Typically, funds with shorter durations perform better in rising rate environments, while funds with longer durations perform better when rates decline.

INVESTMENT-GRADE BONDS: Securities rated BBB and above by Standard & Poor's or
    Baa and above by Moody Investors Service. Bonds rated below BBB or Baa are noninvestment grade.

MATURITY LENGTH: The time it takes for a bond to mature. A bond issued in 1999 and maturing in 2009 is a 10-year bond.

PREREFUNDING: The process of issuing new bonds to refinance an outstanding municipal bond issue prior to its maturity or call date. The proceeds from the new bonds are generally invested in U.S. government securities. Prerefunding typically occurs when interest rates decline and an issuer replaces its higher-yielding bonds with current lower-yielding issues.

ZERO COUPON BONDS: A corporate or municipal bond that is traded at a deep discount to face value and pays no interest. It is redeemed at maturity for full face value.

                              PORTFOLIO HIGHLIGHTS

                    VAN KAMPEN TRUST FOR INSURED MUNICIPALS
 TOP FIVE PORTFOLIO INDUSTRIES*
[BAR GRAPH]

                                                                      OCTOBER 31, 1999                   OCTOBER 31, 1998
                                                                      ----------------                   ----------------
Airport                                                                     20.3                               16.0
Retail Electric/Gas/Telephone                                               12.5                               14.6
Single-Family Housing                                                       11.3                               12.5
Multi-Family Housing                                                        10.4                               10.1
Transportation                                                              10.2                               10.0

* As a percentage of long-term investments

 NET ASSET VALUE AND MARKET PRICE
 (BASED UPON MONTH-END VALUES)
JANUARY 1992 THROUGH OCTOBER 1999
[LINE GRAPH]

                                                                      NET ASSET VALUE                      MARKET PRICE
                                                                      ---------------                      ------------
Jan 1992                                                                   14.90                              14.90
                                                                           14.93                              14.50
                                                                           14.85                              14.50
                                                                           14.94                              14.50
                                                                           15.31                              14.88
                                                                           15.67                              15.00
                                                                           16.77                              15.63
                                                                           16.03                              15.13
                                                                           15.99                              15.25
Oct 1992                                                                   15.28                              14.50
                                                                           15.92                              14.75
                                                                           15.95                              14.88
                                                                           16.28                              15.13
                                                                           17.39                              16.50
                                                                           17.05                              16.13
                                                                           17.24                              16.25
                                                                           17.22                              16.13
                                                                           17.60                              16.25
                                                                           17.43                              16.50
                                                                           17.94                              16.75
                                                                           18.24                              17.00
Oct 1993                                                                   18.21                              17.25
                                                                           17.68                              16.38
                                                                           17.98                              16.50
                                                                           18.17                              17.38
                                                                           17.38                              16.38
                                                                           16.15                              15.25
                                                                           15.97                              15.38
                                                                           16.07                              15.25
                                                                           15.87                              15.38
                                                                           16.08                              15.13
                                                                           15.98                              15.13
                                                                           15.44                              14.75
Oct 1994                                                                   14.88                              13.50
                                                                           14.26                              13.88
                                                                           14.83                              13.25
                                                                           15.38                              14.88
                                                                           15.97                              15.25
                                                                           16.06                              15.13
                                                                           15.99                              15.13
                                                                           16.56                              15.50
                                                                           16.28                              15.75
                                                                           16.26                              15.63
                                                                           16.37                              15.63
                                                                           16.48                              15.75
Oct 1995                                                                   16.69                              15.75
                                                                           16.99                              16.00
                                                                           17.14                              16.00
                                                                           17.14                              16.38
                                                                           16.93                              16.25
                                                                           16.40                              16.00
                                                                           16.10                              16.13
                                                                           16.12                              16.13
                                                                           16.18                              16.25
                                                                           16.37                              16.38
                                                                           16.28                              16.38
                                                                           16.52                              16.25
Oct 1996                                                                   16.69                              16.13
                                                                           16.91                              16.25
                                                                           16.55                              16.25
                                                                           16.43                              16.25
                                                                           16.53                              16.50
                                                                           16.19                              16.00
                                                                           16.25                              16.00
                                                                           16.42                              16.50
                                                                           16.60                              16.69
                                                                           17.20                              17.19
                                                                           16.83                              16.88
                                                                           17.00                              17.13
Oct 1997                                                                   17.01                              17.25
                                                                           17.02                              17.19
                                                                           17.16                              17.19
                                                                           17.30                              17.19
                                                                           17.21                              17.31
                                                                           17.12                              16.63
                                                                           16.86                              16.63
                                                                           17.12                              16.63
                                                                           17.11                              16.94
                                                                           17.09                              17.19
                                                                           17.37                              17.13
                                                                           17.56                              17.56
Oct 1998                                                                   17.43                              17.75
                                                                           17.43                              17.50
                                                                           17.18                              17.56
                                                                           17.31                              17.44
                                                                           17.11                              17.69
                                                                           17.02                              17.38
                                                                           17.00                              17.38
                                                                           16.74                              16.94
                                                                           16.23                              16.38
                                                                           16.20                              16.13
                                                                           15.86                              15.56
                                                                           15.71                              15.13
Oct 1999                                                                   15.35                              14.50

The solid line above represents the Trust's net asset value (NAV), which indicates overall changes in value among the Trust's underlying securities. The Trust's market price is represented by the dashed line, which indicates the price the market is willing to pay for shares of the Trust at a given time. Market price is influenced by a range of factors, including supply and demand and market conditions.

                    VAN KAMPEN TRUST FOR INSURED MUNICIPALS

 CREDIT QUALITY AS A PERCENTAGE OF LONG-TERM INVESTMENTS




                                                                AAA/Aaa
                                                                -------
AS OF OCTOBER 31, 1998                                          100.00


                                                                AAA/Aaa
                                                                -------
AS OF OCTOBER 31, 1999                                          100.00

Based upon the highest credit quality ratings as issued by Standard & Poor's or Moody's, respectively.
 DISTRIBUTION HISTORY
FOR THE PERIOD ENDED OCTOBER 31, 1999

[BAR GRAPH]

                                                                        DVIDENDS                        CAPITAL GAINS
                                                                        --------                        -------------
'Nov 1998'                                                                0.0825
'Dec 1998'                                                                0.0825                             0.1639
'Jan 1999'                                                                0.0825
'Feb 1999'                                                                0.0825
'Mar 1999'                                                                0.0825
'Apr 1999'                                                                0.0825
'May 1999'                                                                0.0825
'Jun 1999'                                                                0.0825
'Jul 1999'                                                                0.0825
'Aug 1999'                                                                0.0825
'Sep 1999'                                                                0.0825
'Oct 1999'                                                                0.0825

The distribution history represents past performance of the Trust and does not predict the Trust's future distributions.

                            PORTFOLIO OF INVESTMENTS

                                October 31, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          MUNICIPAL BONDS  106.1%
          ALABAMA  1.8%
$ 1,500   Birmingham, AL Arpt Auth Arpt Rev
          Rfdg (AMBAC Insd) (a)................  5.375%      07/01/20    $  1,365,690
  1,000   Birmingham-Carraway, AL Methodist
          Hlth Sys Ser A (Connie Lee Insd).....  5.875       08/15/25         966,430
  2,000   Huntsville, AL Pub Bldg Auth Lease
          Rev Muni Justice & Pub Safety Cent
          Ser A (MBIA Insd)....................  5.900       10/01/16       2,008,040
                                                                         ------------
                                                                            4,340,160
                                                                         ------------
          ALASKA  0.0%
     45   Alaska St Hsg Fin Corp Coll Mtg Oblig
          Ser A Subser A2 (GNMA
          Collateralized)......................  7.050       06/01/25          46,777
                                                                         ------------
          ARIZONA  2.3%
  1,500   Arizona Hlth Fac Auth Hosp Sys Rev
          Phoenix Baptist Hosp & Med Rfdg (MBIA
          Insd)................................  6.250       09/01/11       1,589,505
  1,441   Peoria, AZ Indl Dev Auth Multi-Family
          Rev Sr Hsg Casa Del Rio Ser A Rfdg
          (GNMA Collateralized)................  7.300       02/20/15       1,554,162
  2,140   Pima Cnty, AZ Indl Dev Auth Indl Rev
          Lease Oblig Irvington Proj Tucson Ser
          A Rfdg (FSA Insd)....................  7.250       07/15/10       2,302,340
                                                                         ------------
                                                                            5,446,007
                                                                         ------------
          CALIFORNIA  11.9%
  6,235   California Hsg Fin Agy Rev Home Mtg
          Ser B (MBIA Insd)....................  6.100       02/01/28       6,192,727
  2,500   California Pollutn Ctl Fin Auth
          Pollutn Ctl Rev Pacific Gas & Elec
          Ser B (FSA Insd).....................  6.350       06/01/09       2,662,750
  1,000   Los Angeles Cnty, CA Ctfs Partn
          Disney Pkg Proj Rfdg (AMBAC Insd)....  4.750       03/01/23         834,690
  8,000   Los Angeles Cnty, CA Pension Oblig
          Ctfs Ltd Muni Oblig Ser A (MBIA Insd)
          (b)..................................  6.900       06/30/08       9,110,560
  2,000   Midpeninsula Regl Open Space Dist CA
          Fin Auth Rev Cap Apprec (AMBAC
          Insd)................................  *           09/01/29         303,060

                                               See Notes to Financial Statements

                                October 31, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          CALIFORNIA (CONTINUED)
$ 1,155   Paramount, CA Redev Agy Tax Alloc
          (MBIA Insd)..........................  6.250%      08/01/10    $  1,234,868
  1,310   Redlands, CA Redev Agy Tax Alloc
          Redev Proj Ser A Rfdg (MBIA Insd)....  4.750       08/01/21       1,107,461
  3,600   Sacramento Cnty, CA Arpt Ser A (MBIA
          Insd)................................  5.900       07/01/24       3,513,348
  9,000   San Jose, CA Single Family Mtg Rev
          Ser A Cap Apprec (GEMIC Mtg
          Collateralized)......................  *           04/01/16       3,444,390
                                                                         ------------
                                                                           28,403,854
                                                                         ------------
          COLORADO  1.7%
  2,330   Castle Rock, CO Multi-Family Rev Hsg
          Pines at Castle Rock Ser A (FSA
          Insd)................................  6.100       12/01/16       2,363,971
  1,855   Greeley, CO Multi-Family Rev Hsg Mtg
          Creek Stone (FHA Gtd)................  5.950       07/01/28       1,797,829
                                                                         ------------
                                                                            4,161,800
                                                                         ------------
          FLORIDA  3.5%
    750   Florida Ports Fing Cmnty Rev St
          Transn Tr Fd Intermodal Pgm (FGIC
          Insd)................................  5.500       10/01/23         704,010
  1,000   Hillsborough Cnty, FL Aviation Tampa
          Intl Arpt Ser A (FGIC Insd)..........  6.000       10/01/23       1,002,340
  1,000   Jacksonville, FL Wtr & Swr Rev United
          Wtr FL Proj (AMBAC Insd).............  6.350       08/01/25       1,023,760
  1,045   Orange Cnty, FL Hsg Fin Auth Single
          Family Mtg Rev Ser A (GNMA
          Collateralized)......................  6.200       10/01/16       1,064,124
  2,000   Pasco Cnty, FL Solid Waste Disp & Res
          Recovery Sys Rev (AMBAC Insd)........  6.000       04/01/11       2,077,860
  1,270   Pinellas Cnty, FL Hsg Fin Auth Single
          Family Mtg Rev (GNMA
          Collateralized)......................  6.000       09/01/18       1,274,381
    980   Pinellas Cnty, FL Hsg Fin Auth Single
          Family Mtg Rev (GNMA
          Collateralized)......................  6.100       09/01/29         986,135
  1,000   Winter Springs, FL Impt Rev Cap
          Apprec Rfdg (AMBAC Insd).............  *           10/01/24         219,240
                                                                         ------------
                                                                            8,351,850
                                                                         ------------

                                               See Notes to Financial Statements

                                October 31, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          GEORGIA  1.4%
$ 1,860   George L Smith II GA Wrld Congress
          Cent Auth Rev Domed Stadium Proj Rfdg
          (MBIA Insd) (a)......................  6.000%      07/01/10    $  1,908,713
  1,500   George L Smith II GA Wrld Congress
          Cent Auth Rev Domed Stadium Proj Rfdg
          (MBIA Insd) (a)......................  5.500       07/01/20       1,380,645
                                                                         ------------
                                                                            3,289,358
                                                                         ------------
          HAWAII  3.0%
  1,450   Hawaii St Dept Budget & Fin Spl Purp
          Mtg Rev Hawaiian Elec Co &
          Subsidiaries (MBIA Insd).............  6.550       12/01/22       1,507,898
  3,500   Hawaii St Dept Budget & Fin Spl Purp
          Mtg Rev Hawaiian Elec Co Proj Ser B
          (MBIA Insd)..........................  7.600       07/01/20       3,637,305
  2,100   Honolulu, HI City & Cnty Ser D (FGIC
          Insd) (a)............................  4.850       02/01/10       1,969,002
                                                                         ------------
                                                                            7,114,205
                                                                         ------------
          ILLINOIS  8.9%
  2,000   Bolingbrook, IL Cap Apprec Ser B.....  *           01/01/32         263,940
  9,050   Chicago, IL O'Hare Intl Arpt Spl Facs
          Rev Intl Terminal (MBIA Insd) (b)....  6.750       01/01/18       9,544,492
  1,175   Chicago, IL Residential Mtg Rev Cap
          Apprec Ser B Rfdg (MBIA Insd)........  *           10/01/09         597,112
  3,000   Onterie Cent Hsg Fin Corp IL Mtg Rev
          Onterie Cent Proj Ser A Rfdg (MBIA
          Insd)................................  7.000       07/01/12       3,137,580
  6,150   Onterie Cent Hsg Fin Corp IL Mtg Rev
          Onterie Cent Proj Ser A Rfdg (MBIA
          Insd)................................  7.050       07/01/27       6,442,678
  5,000   St Clair Cnty, IL Cap Apprec (FGIC
          Insd)................................  *           10/01/21       1,224,950
                                                                         ------------
                                                                           21,210,752
                                                                         ------------
          KANSAS  2.7%
  3,500   Burlington, KS Pollutn Ctl Rev KS Gas
          & Elec Co Proj Rfdg (MBIA Insd)......  7.000       06/01/31       3,677,520
  2,000   Kansas St Dev Fin Auth Hlth Fac Rev
          Stormont Vail Hlthcare Inc Ser G
          (MBIA Insd)..........................  5.800       11/15/21       1,954,960
    775   Olathe Labette Cnty, KS Single Family
          Mtg Rev Coll Ser A-I Rfdg (GNMA
          Collateralized)......................  8.100       08/01/23         843,866
                                                                         ------------
                                                                            6,476,346
                                                                         ------------

                                               See Notes to Financial Statements

                                October 31, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          KENTUCKY  0.4%
$ 1,000   Kenton Cnty, KY Arpt Brd Rev
          Cincinnati/Northn KY Intl Arpt Ser A
          Rfdg (MBIA Insd).....................  6.200%      03/01/08    $  1,059,600
                                                                         ------------
          LOUISIANA  2.3%
  3,145   Calcasieu Parish, LA Mem Hosp Svc
          Dist Hosp Rev Lake Charles Mem Hosp
          Proj Ser A (Connie Lee Insd).........  6.650       12/01/21       3,323,825
  1,000   Louisiana Hsg Fin Agy Mtg Rev Coll
          Mtg Malta Square Proj (GNMA
          Collateralized)......................  6.450       09/01/27       1,042,670
     25   Louisiana Pub Fac Auth Rev Student Ln
          LA Opportunity Ln Ser A (FSA Insd)...  6.600       01/01/04          26,245
    380   Louisiana Pub Fac Auth Rev Student Ln
          LA Opportunity Ln Ser A (FSA Insd)...  6.700       01/01/05         399,372
    255   Louisiana Pub Fac Auth Rev Student Ln
          LA Opportunity Ln Ser A (FSA Insd)...  6.800       01/01/06         268,267
    540   Louisiana Pub Fac Auth Rev Student Ln
          LA Opportunity Ln Ser A (FSA Insd)...  6.850       01/01/09         568,350
                                                                         ------------
                                                                            5,628,729
                                                                         ------------
          MARYLAND  0.7%
  1,675   Prince Georges Cnty, MD Hsg Auth Mtg
          Rev Riverview Terrace Ser A Rfdg
          (GNMA Collateralized)................  6.400       12/20/10       1,751,832
                                                                         ------------
          MASSACHUSETTS  1.7%
  3,805   Massachusetts Edl Ln Auth Rev Edl Ln
          Rev Muni Forwards Issue E Ser A
          (AMBAC Insd).........................  7.000       01/01/10       3,973,638
                                                                         ------------
          MICHIGAN  11.6%
  5,510   Detroit, MI Econ Dev Corp Res
          Recovery Rev Ser A (FSA Insd)........  6.875       05/01/09       5,779,219
  1,000   Monroe Cnty, MI Econ Dev Corp Ltd
          Oblig Rev Coll Detroit Edison Co Ser
          AA Rfdg (FGIC Insd)..................  6.950       09/01/22       1,130,010

                                               See Notes to Financial Statements

                                October 31, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          MICHIGAN (CONTINUED)
$ 3,500   Monroe Cnty, MI Pollutn Ctl Rev Coll
          Detroit Edison Monroe Ser 1 (MBIA
          Insd)................................  6.875%      09/01/22    $  3,737,510
  1,000   Saginaw Vy St Univ MI Rev Gen (AMBAC
          Insd)................................  5.625       07/01/24         952,560
  2,000   Saginaw Vy St Univ MI Rev Gen (AMBAC
          Insd)................................  5.625       07/01/29       1,895,120
 17,000   Wayne Charter County, MI Arpt Rev
          Detroit Metropolitan Wayne County A
          (MBIA Insd)..........................  5.000       12/01/28      14,216,080
                                                                         ------------
                                                                           27,710,499
                                                                         ------------
          MISSISSIPPI  3.2%
  1,561   Mississippi Home Corp Single Family
          Rev Mtg Access Pgm (GNMA
          Collateralized)......................  7.100       05/01/23       1,620,344
  1,110   Mississippi Home Corp Single Family
          Rev Mtg Access Pgm Ser C (GNMA
          Collateralized)......................  8.125       12/01/24       1,204,550
  1,090   Mississippi Home Corp Single Family
          Rev Mtg Access Pgm Ser D (GNMA
          Collateralized)......................  8.100       12/01/24       1,185,103
    941   Mississippi Home Corp Single Family
          Rev Mtg Access Pgm Ser E (GNMA
          Collateralized)......................  8.100       12/01/25       1,021,992
  2,500   Mississippi Hosp Equip & Fac Auth Rev
          Rush Med Fndtn Proj (Connie Lee
          Insd)................................  6.700       01/01/18       2,627,700
                                                                         ------------
                                                                            7,659,689
                                                                         ------------
          MISSOURI  0.9%
  1,000   Missouri St Hsg Dev Comm Multi-Family
          Hsg Brookstone Ser A (FSA Insd)......  6.000       12/01/16       1,005,500
  1,095   Missouri St Hsg Dev Comm Multi-Family
          Hsg Truman Farm Ser A (FSA Insd).....  5.750       10/01/11       1,104,822
                                                                         ------------
                                                                            2,110,322
                                                                         ------------

                                               See Notes to Financial Statements

                                October 31, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          NEBRASKA  1.7%
$ 1,305   Nebraska Invt Fin Auth Multi-Family
          Rev Hsg Cambury Hills Apts Pgm (FSA
          Insd)................................  5.700%      10/01/12    $  1,305,914
  1,100   Nebraska Invt Fin Auth Multi-Family
          Rev Hsg Summit Club Apts Proj (FSA
          Insd)................................  5.700       10/01/12       1,100,770
  1,550   Nebraska Invt Fin Auth Single Family
          Mtg Rev (Inverse Fltg) (GNMA
          Collateralized) (c)..................  8.857       09/15/24       1,639,125
                                                                         ------------
                                                                            4,045,809
                                                                         ------------
          NEVADA  3.9%
  9,000   Clark Cnty, NV Indl Dev Rev NV Pwr Co
          Proj Ser A (FGIC Insd)...............  6.700       06/01/22       9,388,710
                                                                         ------------
          NEW HAMPSHIRE  0.4%
  1,000   New Hampshire St Business Fin Auth
          Wtr Fac Rev Pennichuck Wtrwks Inc
          (AMBAC Insd).........................  6.300       05/01/22       1,011,600
                                                                         ------------
          NEW JERSEY  0.8%
  1,000   New Jersey Hlthcare Facs Fin Auth Rev
          St Barnabas Hlth Ser C Rfdg (MBIA
          Insd) (a)............................  5.000       07/01/09         968,550
  1,000   New Jersey Hlthcare Facs Fin Auth Rev
          St Barnabas Hlth Ser C Rfdg (MBIA
          Insd) (a)............................  5.000       07/01/10         958,850
                                                                         ------------
                                                                            1,927,400
                                                                         ------------
          NEW MEXICO  2.2%
  1,900   Albuquerque, NM Arpt Rev Ser A (AMBAC
          Insd)................................  6.600       07/01/16       2,011,378
  2,070   New Mexico Edl Assistance Fndtn
          Student Ln Rev Ser A (AMBAC Insd)....  6.850       04/01/05       2,194,573
    995   New Mexico Mtg Fin Auth Amt Single
          Family Mtg Pgm A2 (GNMA
          Collateralized)......................  6.050       07/01/16         997,786
                                                                         ------------
                                                                            5,203,737
                                                                         ------------
          NEW YORK  6.8%
  3,855   Metropolitan Trans Auth NY Commuter
          Fac Rev Ser A (MBIA Insd)............  5.625       07/01/27       3,658,125
  3,000   New York, NY City Muni Wtr Fin Auth
          Wtr & Sew Sys Rev Cap Appr - Ser B
          (FSA Insd)...........................  *           06/15/13       1,383,690

                                               See Notes to Financial Statements

                                October 31, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          NEW YORK (CONTINUED)
$ 5,000   New York St Dorm Auth Rev Insd NY
          Univ Ser A (AMBAC Insd) (a)..........  5.500%      07/01/11    $  4,962,850
  1,500   Niagara, NY Frontier Auth Arpt Rev
          Buffalo Niagara Intl Arpt - A (MBIA
          Insd)................................  5.625       04/01/29       1,388,640
  5,000   Port Auth NY & NJ Spl Oblig Rev Spl
          Proj JFK Intl Arpt Terminal 6 (MBIA
          Insd)................................  5.750       12/01/25       4,839,100
                                                                         ------------
                                                                           16,232,405
                                                                         ------------
          OHIO  0.7%
  1,720   Ohio Hsg Fin Agy Mtg Rev Residential
          Ser A1 (GNMA Collateralized).........  6.150       03/01/29       1,737,527
                                                                         ------------
          PENNSYLVANIA  7.8%
  7,500   Allegheny Cnty, PA Arpt Rev Gtr
          Pittsburgh Intl Arpt Ser A (FSA
          Insd)................................  6.800       01/01/10       7,910,250
  4,000   Allegheny Cnty, PA Arpt Rev Gtr
          Pittsburgh Intl Arpt Ser B (FSA
          Insd)................................  6.625       01/01/22       4,167,120
  2,000   Allegheny Cnty, PA Hosp Dev Auth Rev
          Pittsburgh Mercy Hlth Sys Inc (AMBAC
          Insd)................................  5.625       08/15/26       1,928,820
  1,330   Allegheny Cnty, PA Residential Fin
          Auth Mtg Rev Single Family (GNMA
          Collateralized)......................  7.100       05/01/24       1,372,773
  1,400   Allegheny Cnty, PA Ser C - 49 Rfdg
          (MBIA Insd) (a)......................  5.000       04/01/05       1,395,982
  1,950   Sayre, PA Hlthcare Fac Auth Rev Hosp
          VHA PA/ VHA East Fin Pgm B (AMBAC
          Insd)................................  6.375       07/01/22       1,988,902
                                                                         ------------
                                                                           18,763,847
                                                                         ------------
          RHODE ISLAND  0.7%
  1,500   Rhode Island Port Auth & Econ Dev
          Corp Arpt Rev Ser A (FSA Insd).......  7.000       07/01/14       1,687,800
                                                                         ------------
          SOUTH CAROLINA  4.0%
  4,575   South Carolina St Port Auth Port Rev
          (AMBAC Insd).........................  6.750       07/01/21       4,843,461
  4,575   South Carolina St Port Auth Port Rev
          (Escrowed to Maturity) (AMBAC
          Insd)................................  6.750       07/01/21       4,843,461
                                                                         ------------
                                                                            9,686,922
                                                                         ------------

                                               See Notes to Financial Statements

                                October 31, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          SOUTH DAKOTA  0.4%
$ 1,000   South Dakota St Hlth & Edl Fac Auth
          Vocational Ed Pgm Ser A (AMBAC
          Insd)................................  5.400%      08/01/13    $    980,620
                                                                         ------------
          TENNESSEE  0.5%
  1,085   Memphis-Shelby Cnty, TN Arpt Rev Ser
          A Rfdg (MBIA Insd)...................  6.250       02/15/10       1,150,393
                                                                         ------------
          TEXAS  11.0%
  1,085   Brazos River Auth TX Johnson Cnty
          Surface (AMBAC Insd).................  5.800       09/01/11       1,090,674
  5,000   Brazos River Auth TX Pollutn Ctl Rev
          Coll TX Util Elec Co Proj A (AMBAC
          Insd)................................  6.750       04/01/22       5,292,250
  5,000   Brazos River Auth TX Pollutn Ctl Rev
          Coll TX Util Elec Co Proj B (FGIC
          Insd)................................  6.625       06/01/22       5,195,350
  1,000   Brazos River Auth TX Pollutn Ctl Rev
          Coll TX Util Elec Co Proj C (FGIC
          Insd)................................  6.700       10/01/22       1,052,190
  2,305   Harris Cnty, TX Hsg Fin Corp
          Multi-Family Hsg Rev Cypress Ridge
          Apts (FSA Insd)......................  6.350       06/01/26       2,349,602
  4,000   Houston, TX Arpt Sys Rev Sub Lien Ser
          A (FGIC Insd)........................  6.750       07/01/21       4,179,640
  1,800   Midland, TX Ctfs Oblig Arpt Sub Lien
          (FSA Insd)...........................  5.850       03/01/13       1,804,086
  3,285   Texas St Veterans Hsg Assistance
          (MBIA Insd)..........................  6.800       12/01/23       3,432,464
  2,000   Tyler, TX Hlth Fac Dev Corp Hosp Rev
          Mother Frances Hosp of Tyler (FGIC
          Insd)................................  6.500       07/01/22       2,069,180
                                                                         ------------
                                                                           26,465,436
                                                                         ------------
          VIRGINIA  1.9%
  1,495   Harrisonburg, VA Redev & Hsg Auth
          Multi-Family Hsg Rev (FSA Insd)......  6.200       04/01/17       1,521,566
  1,000   Richmond, VA (FSA Insd) (a)..........  5.125       01/15/08         980,680
  1,000   Richmond, VA (FSA Insd) (a)..........  5.250       01/15/09         981,210
  1,000   Richmond, VA (FSA Insd) (a)..........  5.500       01/15/10         990,190
                                                                         ------------
                                                                            4,473,646
                                                                         ------------

                                               See Notes to Financial Statements

                                October 31, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          WASHINGTON  3.1%
$ 2,235   Grant Cnty, WA Pub Util Dist No 002
          Wanapum Hydro Elec Rev Second Ser D
          (AMBAC Insd).........................  6.000%      01/01/13    $  2,260,680
  1,770   Grant Cnty, WA Pub Util Dist No 002
          Wanapum Hydro Elec Rev Second Ser D
          (AMBAC Insd).........................  6.250       01/01/17       1,788,868
  1,855   Grant Cnty, WA Pub Util Dist No 2
          Priest Rapids Hydro Elec Rev Second
          Ser D (AMBAC Insd)...................  6.000       01/01/13       1,876,314
  1,460   Grant Cnty, WA Pub Util Dist No 2
          Priest Rapids Hydro Elec Rev Second
          Ser D (AMBAC Insd)...................  6.250       01/01/17       1,475,564
                                                                         ------------
                                                                            7,401,426
                                                                         ------------
          PUERTO RICO  2.2%
  5,000   Puerto Rico Comwlth Hwy & Tran Auth
          Hwy Rev Ser Y (FSA Insd).............  6.250       07/01/21       5,291,000
                                                                         ------------
TOTAL INVESTMENTS  106.1%
  (Cost $248,019,723)................................................     254,183,696
LIABILITIES IN EXCESS OF OTHER ASSETS  (6.1%)........................     (14,630,016)
                                                                         ------------
NET ASSETS  100.0%...................................................    $239,553,680
                                                                         ============

 * Zero coupon bond

(a) Securities purchased on a when-issued or delayed delivery basis.

(b) Assets segregated as collateral for when-issued or delayed delivery purchase commitments.

(c) An Inverse Floating security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specified factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. These instruments are typically used by the Trust to enhance the yield of the portfolio. These derivative instruments are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly.

AMBAC--AMBAC Indemnity Corporation
Connie Lee--Connie Lee Insurance Company
FGIC--Financial Guaranty Insurance Company
FHA--Federal Housing Administration
FSA--Financial Security Assurance Inc.
GEMIC--General Electric Mortgage Insurance Corporation
GNMA--Government National Mortgage Association
MBIA--Municipal Bond Investors Assurance Corp.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                                October 31, 1999
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $248,019,723).......................    $254,183,696
Cash........................................................          32,616
Receivables:
  Interest..................................................       4,592,482
  Investments Sold..........................................          61,691
Other.......................................................          12,268
                                                                ------------
      Total Assets..........................................     258,882,753
                                                                ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................      18,627,367
  Income Distributions -- Common and Preferred Shares.......         278,584
  Investment Advisory Fee...................................         122,571
  Administrative Fee........................................          40,857
  Affiliates................................................          20,990
Accrued Expenses............................................         129,049
Trustees' Deferred Compensation and Retirement Plans........         109,655
                                                                ------------
      Total Liabilities.....................................      19,329,073
                                                                ------------
NET ASSETS..................................................    $239,553,680
                                                                ============
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 100,000,000
  shares, 3,600 issued with liquidation preference of
  $25,000 per share)........................................    $ 90,000,000
                                                                ------------
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 9,741,284 shares issued and
  outstanding)..............................................          97,413
Paid in Surplus.............................................     143,720,454
Net Unrealized Appreciation.................................       6,163,973
Accumulated Undistributed Net Investment Income.............       1,005,069
Accumulated Net Realized Loss...............................      (1,433,229)
                                                                ------------
      Net Assets Applicable to Common Shares................     149,553,680
                                                                ------------
NET ASSETS..................................................    $239,553,680
                                                                ============
NET ASSET VALUE PER COMMON SHARE ($149,553,680 divided by
  9,741,284 shares outstanding).............................    $      15.35
                                                                ============

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                      For the Year Ended October 31, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................    $ 14,862,321
                                                                ------------
EXPENSES:
Investment Advisory Fee.....................................       1,511,030
Administrative Fee..........................................         503,677
Preferred Share Maintenance.................................         232,886
Trustees' Fees and Related Expenses.........................          25,817
Custody.....................................................          20,961
Legal.......................................................           9,089
Other.......................................................         219,154
                                                                ------------
    Total Expenses..........................................       2,522,614
                                                                ------------
NET INVESTMENT INCOME.......................................    $ 12,339,707
                                                                ============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................    $ (1,433,235)
                                                                ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................      22,903,190
  End of the Period:
    Investments.............................................       6,163,973
                                                                ------------
Net Unrealized Depreciation During the Period...............     (16,739,217)
                                                                ------------
NET REALIZED AND UNREALIZED LOSS............................    $(18,172,452)
                                                                ============
NET DECREASE IN NET ASSETS FROM OPERATIONS..................    $ (5,832,745)
                                                                ============

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                 For the Years Ended October 31, 1999 and 1998
--------------------------------------------------------------------------------

                                                      Year Ended         Year Ended
                                                   October 31, 1999   October 31, 1998
--------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income............................    $12,339,707        $12,370,189
Net Realized Gain/Loss...........................     (1,433,235)         2,092,144
Net Unrealized Appreciation/Depreciation During
  the Period.....................................    (16,739,217)         3,660,244
                                                    ------------       ------------
Change in Net Assets from Operations.............     (5,832,745)        18,122,577
                                                    ------------       ------------
Distributions from Net Investment Income:
  Common Shares..................................     (9,631,079)        (9,636,410)
  Preferred Shares...............................     (2,675,166)        (2,973,522)
                                                    ------------       ------------
                                                     (12,306,245)       (12,609,932)
                                                    ------------       ------------
Distributions from Net Realized Gain:
  Common Shares..................................     (1,590,029)        (1,098,187)
  Preferred Shares...............................       (502,115)          (318,829)
                                                    ------------       ------------
                                                      (2,092,144)        (1,417,016)
                                                    ------------       ------------
Total Distributions..............................    (14,398,389)       (14,026,948)
                                                    ------------       ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.....................................    (20,231,134)         4,095,629
FROM CAPITAL TRANSACTIONS:
  Value of Common Shares Issued Through Dividend
    Reinvestment.................................        670,625            566,879
                                                    ------------       ------------
TOTAL INCREASE/DECREASE IN NET ASSETS............    (19,560,509)         4,662,508
NET ASSETS:
Beginning of the Period..........................    259,114,189        254,451,681
                                                    ------------       ------------
End of the Period (Including accumulated
  undistributed net investment income of
  $1,005,069 and $971,607, respectively).........   $239,553,680       $259,114,189
                                                    ============       ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

   The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated.
--------------------------------------------------------------------------------


                                                -----------------------------
                                                 1999       1998       1997
-----------------------------------------------------------------------------
Net Asset Value, Beginning of the
Period (a)..................................    $17.431    $17.008    $16.688
                                                -------    -------    -------
  Net Investment Income.....................      1.268      1.276      1.297
  Net Realized and Unrealized Gain/Loss.....     (1.866)      .594       .581
                                                -------    -------    -------
Total from Investment Operations............      (.598)     1.870      1.878
                                                -------    -------    -------
Less:
  Distributions from Net Investment Income:
    Paid to Common Shareholders.............       .990       .995      1.050
    Common Share Equivalent of Distributions
      Paid to Preferred Shareholders........       .275       .306       .293
  Distributions from Net Realized Gain:
    Paid to Common Shareholders.............       .164       .113       .161
    Common Share Equivalent of Distributions
      Paid to Preferred Shareholders........       .051       .033       .054
                                                -------    -------    -------
Total Distributions.........................      1.480      1.447      1.558
                                                -------    -------    -------
Net Asset Value, End of the Period..........    $15.353    $17.431    $17.008
                                                =======    =======    =======
Market Price Per Share at End of the
  Period....................................    $14.500    $17.750    $17.250
Total Investment Return at Market
  Price (b).................................    (12.42%)     9.77%     15.04%
Total Return at Net Asset Value (c).........     (5.64%)     9.27%      9.58%
Net Assets at End of the Period (In
  millions).................................     $239.6     $259.1     $254.5
Ratio of Expenses to Average Net Assets
  Applicable to Common Shares**.............      1.56%      1.56%      1.57%
Ratio of Net Investment Income to Average
  Net Assets Applicable to Common
  Shares (d)................................      5.97%      5.65%      6.05%
Portfolio Turnover..........................        53%        66%        36%
 * Non-Annualized
** Ratio of Expenses to Average Net Assets
   Including Preferred Shares...............      1.00%      1.01%      1.01%

(a) Net Asset Value at January 24, 1992, is adjusted for common and preferred share offering costs of $.263 per common share.

(b) Total Investment Return at Market Price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Trust's dividend reinvestment plan.

(c) Total Return at Net Asset Value (NAV) reflects the change in value of the Trust's assets with reinvestment of dividends based upon NAV.

(d) Net Investment Income is adjusted for the common share equivalent of distributions paid to preferred shareholders.

--------------------------------------------------------------------------------

                                                    January 24, 1992
      Year Ended October 31,                         (Commencement
----------------------------------------------       of Investment
          1996      1995      1994      1993         Operations) to
      ----------------------------------------      October 31, 1992
         $16.693   $14.883   $18.213   $15.278          $14.737
         -------   -------   -------   -------          -------
           1.323     1.340     1.351     1.365             .924
            .054     1.883    (3.150)    2.949             .340
         -------   -------   -------   -------          -------
           1.377     3.223    (1.799)    4.314            1.264
         -------   -------   -------   -------          -------
           1.050     1.050     1.050      .970             .525
            .332      .363      .301      .293             .198
             -0-       -0-      .146      .086              -0-
             -0-       -0-      .034      .030              -0-
         -------   -------   -------   -------          -------
           1.382     1.413     1.531     1.379             .723
         -------   -------   -------   -------          -------
         $16.688   $16.693   $14.883   $18.213          $15.278
         =======   =======   =======   =======          =======
         $16.125   $15.750   $13.500   $17.250          $14.500
           9.19%    24.96%   (15.57%)   26.98%             .09%*
           6.53%    19.80%   (12.20%)   26.75%            5.33%*
          $251.0    $250.6    $233.2    $265.2           $237.0
           1.60%     1.63%     1.57%     1.54%            1.51%
           5.99%     6.16%     6.33%     6.29%            6.08%
             35%       28%       26%       38%              90%*
           1.02%     1.03%     1.01%      .99%            1.01%

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                                October 31, 1999
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Trust for Insured Municipals (the "Trust") is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. In normal market conditions, the Trust intends to invest substantially all of its assets in municipal securities which are covered by insurance with respect to the timely payment of principal and interest. The Trust commenced investment operations on January 24, 1992.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services are valued at fair value using procedures established in good faith by the Board of Trustees.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

                                October 31, 1999
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D. FEDERAL INCOME TAXES--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 1999, the Trust had an accumulated capital loss carryforward for tax purposes of $1,433,229 which will expire on October 31, 2007.

    At October 31, 1999, for federal income tax purposes, the cost of long-term investments is $248,019,723; the aggregate gross unrealized appreciation is $9,335,795 and the aggregate gross unrealized depreciation is $3,171,822 resulting in net unrealized appreciation on long- and short-term investments of $6,163,973.

E. DISTRIBUTION OF INCOME AND GAINS--The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

F. INSURANCE EXPENSE--The Trust typically invests in insured bonds. Any portfolio securities not specifically covered by a primary insurance policy are insured either through secondary market insurance or portfolio insurance. The insurance policies guarantee the timely payment of principal and interest on the securities in the Trust's portfolio.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .60% of the average net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to Van Kampen Funds Inc. or its affiliates (collectively "Van Kampen"), the Trust's Administrator, at an annual rate of .20% of the average net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

                                October 31, 1999
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    For the year ended October 31, 1999, the Trust recognized expenses of approximately $3,800 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    For the year ended October 31, 1999, the Trust recognized expenses of approximately $84,800 representing Van Kampen's cost of providing accounting and legal services to the Trust.
    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At October 31, 1999 and October 31, 1998, paid in surplus related to common shares aggregated $143,720,454 and $143,050,223, respectively.
    Transactions in common shares were as follows:

                                           YEAR ENDED          YEAR ENDED
                                        OCTOBER 31, 1999    OCTOBER 31, 1998
----------------------------------------------------------------------------
Beginning Shares.......................    9,701,930           9,668,986
Shares Issued Through Dividend
  Reinvestment.........................       39,354              32,944
                                           ---------           ---------
Ending Shares..........................    9,741,284           9,701,930
                                           =========           =========

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $142,702,823 and $143,647,168, respectively.

5. PREFERRED SHARES

Effective with the close of business on April 23, 1999, the liquidation preference on the Trust's preferred shares decreased from $50,000 to $25,000 per share. This decrease was effected by means of a 2 for 1 stock split that doubled the Trust's number of outstanding preferred shares. The total liquidation value for the Trust was unchanged.

                                October 31, 1999
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    As of October 31, 1999, the Trust had outstanding 3,600 Auction Preferred Shares ("APS") in two series of 1,800 shares each. Dividends are cumulative and the dividend rate is generally reset every 28 days for both series through an auction process. The dividend rate for Series A is currently reset every 28 days. However, effective with the auction on October 6, 1999, the dividend period for the Series B was extended through February 2, 2000. Following this extended dividend period, the Fund will revert to its normal 28 days reset period. The average rate in effect on October 31, 1999 was 3.6875%. During the year ended October 31, 1999, the rates ranged from 3.000% to 5.500%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders of

Van Kampen Trust for Insured Municipals:

We have audited the accompanying statement of assets and liabilities of Van Kampen Trust for Insured Municipals (the "Trust"), including the portfolio of investments, as of October 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Trust for Insured Municipals as of October 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                                    KPMG LLP SIG
Chicago, Illinois
December 6, 1999

                           DIVIDEND REINVESTMENT PLAN

The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.
    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE
If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS
Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common Shares and are carried to three decimal places.
    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the changes sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN
The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS
You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW
Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:
                             Van Kampen Funds Inc.
                             Attn: Closed-End Funds
                              2800 Post Oak Blvd.
                               Houston, TX 77056

                                VAN KAMPEN FUNDS

GROWTH
   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Pace
   Small Cap Value
   Technology

GROWTH AND INCOME
   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value

GLOBAL/INTERNATIONAL
   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   Global Fixed Income
   Global Franchise
   Global Government Securities
   Global Managed Assets
   International Magnum
   Latin American
   Short-Term Global Income*
   Strategic Income
   Worldwide High Income

INCOME
   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   High Yield & Total Return
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

CAPITAL PRESERVATION
   Reserve
   Tax Free Money

SENIOR LOAN
   Prime Rate Income Trust
   Senior Floating Rate

TAX FREE
   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal
   Insured Tax Free Income
   Intermediate Term Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

To find out more about any of these funds, ask your financial advisor for a prospectus, which contains more complete information, including sales charges, risks, and ongoing expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at WWW.VANKAMPEN.COM--to view a prospectus, select Download Prospectus

- call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time. Telecommunications Device for the Deaf users, call 1-800-421-2833.

- e-mail us by visiting WWW.VANKAMPEN.COM and selecting Contact Us

* Closed to new investors

                    VAN KAMPEN TRUST FOR INSURED MUNICIPALS

BOARD OF TRUSTEES

DAVID C. ARCH

ROD DAMMEYER

HOWARD J KERR

DENNIS J. MCDONNELL*

STEVEN MULLER

THEODORE A. MYERS

RICHARD F. POWERS, III*--Chairman

HUGO F. SONNENSCHEIN

WAYNE W. WHALEN*

OFFICERS

RICHARD F. POWERS, III*
President

DENNIS J. MCDONNELL*
Executive Vice President and Chief Investment Officer

A. THOMAS SMITH III*
Vice President and Secretary

JOHN L. SULLIVAN*
Vice President, Treasurer
and Chief Financial Officer

CURTIS W. MORELL*
Vice President and
Chief Accounting Officer

TANYA M. LODEN*
Controller

PETER W. HEGEL*
MICHAEL H. SANTO*
EDWARD C. WOOD, III*
Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

KPMG LLP
303 East Wacker Drive

Chicago, Illinois 60601

  For Federal Income tax purposes, the following information is furnished with respect to the distributions paid by the Trust during its taxable year ended October 31, 1999. The Trust designated 99.9% of the income distribution as a tax-exempt income distribution. Additionally, during the period, the Trust designated and paid $1,066,955 as a 20% rate gain distribution. These distributions, where applicable, were included on 1998's Form 1099-DIV which was mailed to shareholders in January of 1999. In January, 2000, the Trust will provide tax information to shareholders for the 1999 calendar year.

* "Interested" persons of the Trust, as defined in the Investment Company Act of 1940.

(C) Van Kampen Funds Inc., 1999 All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

                          RESULTS OF SHAREHOLDER VOTES

The Annual Meeting of Shareholders of the Trust was held on June 16, 1999, where shareholders voted on the election of trustees and the selection of independent public accountants.
    1) With regard to the election of the following trustees by the common shareholders of the Trust:

                                                      # OF SHARES
                                                  --------------------
                                                  IN FAVOR    WITHHELD
----------------------------------------------------------------------
David C. Arch...................................  8,711,313    60,980
Howard J Kerr...................................  8,709,292    63,001
Dennis J. McDonnell.............................  8,716,817    55,476

The other trustees of the Trust whose terms did not expire in 1999 are Rod Dammeyer, Steven Muller, Theodore A. Meyers, Don G. Powell*, Hugo F. Sonnenschein and Wayne W. Whalen.
    2) With regard to the ratification of KPMG LLP as independent public accountants for the Trust, 8,654,552 shares voted in favor of the proposal, 33,866 shares voted against and 83,875 shares abstained.
* On August 9, 1999, Don G. Powell resigned and the Board of Trustees appointed Richard F. Powers, III.

                         YEAR 2000 READINESS DISCLOSURE

Like other mutual funds, financial and business organizations and individuals around the world, the Trust could be adversely affected if the computer systems used by the Trust's investment adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Trust's investment adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Trust's other major service providers. At this time, there can be no assurances that these steps will be sufficient to avoid any adverse impact to the Trust. In addition, the Year 2000 Problem may adversely affect the markets and the issuers of securities in which the Trust may invest that, in turn, may adversely affect the net asset value of the Trust. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies or issuers and overall economic uncertainty. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Trust's investments may be adversely affected. The statements above are subject to the Year 2000 Information and Readiness Disclosure Act, which may limit the legal rights regarding the use of such statements in the case of dispute.